Exhibit 4.53

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN

IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM

THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND

(ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Lease

concerning

Areas and Spaces in Buildings H028 and H030

(Buildings H028 and H30 are hereinafter jointly

referred to as “Building H028”)

at the Behringwerke Site in Marburg

between

Pharmaserv GmbH

Emil-von-Behring-Strasse 76, 35041 Marburg

- hereinafter referred to as the “Lessor” –

and

Novartis Manufacturing GmbH

Emil-von-Behring-Strasse 76, 35041 Marburg

- hereinafter referred to as the “Lessee” –

The Lessor and Lessee are also referred to individually as a “Party” or jointly as the “Parties”

Preamble

[***]

Section 1

Leased Object

(1)

The Lessor, in its capacity as the owner, leases to the Lessee the areas and spaces marked in green within the Buildings H028 and H030 (Buildings H028 and H30 will be hereinafter also referred to jointly as “Building H028”) shown in Annex 1.4) (“Site Plan”), at the Behringwerke Site, Emil-von-Behring-Strasse 76, 35041 Marburg, including the traffic areas and ancillary areas, to the extent that these traffic areas and ancillary areas are marked in “green” instead of “grey” in Annex 1.1) (hereinafter jointly referred to as the “Leased Object”).

(2)

The areas and spaces marked in green in Annex 1.2) (hereinafter referred to as the “Additional Areas”) will be included in the Lease as from 01.01.2025. However, by way of deviation from the previous sentence, the Additional Areas will be included in the Lease as early as 01.01.2024 if the Lessor informs the Lessee in writing of the earlier lease start date by no later than 31.12.2022.

From the date of inclusion of the Additional Areas in the Lease, the Leased Object will comprise the areas and spaces as shown in Annex 1.3) to this Lease.

(3)	The technical areas marked in blue may be jointly used by the Lessee free of charge for the installation of the Lessee’s own technical equipment, depending on the space available.

The external roof areas, façade surfaces and external parts of the building are not included in the Lease. The Lessee is permitted to use these roof areas and façade surfaces free of charge in agreement with the Lessor only if they are required in order to fulfil the purpose of the Lease as set out in Section 2 of this Lease.

Components of the Leased Object include its building construction, facilities and installations, only insofar as and to the extent that these are listed in Annex 2.1), Annex 2.2) (Additional Areas) and Annex 2.3).

If the building construction, facilities and installations are not listed in Annex 2.1), Annex 2.2) (Additional Areas) and Annex 2.3), they do not form part of the Leased Object.

More specifically, the Lease does not cover the extension to the Leased Object for pharmaceutical purposes (building construction, facilities and installations) carried out in the Leased Object by the Lessee and the previous lessees, [***].

The Lease also does not cover – and it is therefore not listed as leased in Annex 2.1), Annex 2.2) and Annex 2.3) – the necessary infrastructure for energy and media transmission, such as supply lines, from the output terminal of the main distributor, and from the first shut-off valve in the central energy room. This infrastructure is in the possession of [***], and the Lessee will agree with [***] on the usage and transfer of this infrastructure outside the scope of this Lease.

(4)

The Lessee is permitted sole use of the area for storing waste containers allocated to Building H028 as per Annex 1.4) and listed as such therein, on the eastern side of Talstrasse, to the north of Building H028, and joint use of the area to the south of Building H028 with the other users of Building H028, free of charge and in accordance with all applicable legal provisions, more specifically to an extent that corresponds to the proportion of the Leased Object surface area provided to the Lessee in m2  in relation to the surface area of all leasable areas in Building H028.

(5)	The description of the Leased Object in this Lease merely constitutes an agreement on quality rather than a guaranteed characteristic.

(6)

The Lessor is authorised to have the technical equipment available in the Leased Object, in particular fire alarms and fault indication systems, including the infrastructure necessary for these, and to install, reposition, dismantle, extend, operate, and renew them. The Lessor is authorised to enter the Leased Object at any time for this purpose in agreement with the Lessee or arrange for it to be entered by appointed third parties. In the event of imminent danger, entry is authorised even without agreement; however, the Lessor must notify the Lessee after it has carried out the work.

Section 2

Purpose of the Lease, Value Added Tax,

Orders, Requirements, Approvals

(1)

The Lessor provides the Lessee with the Leased Object for the purpose of carrying out pharmaceutical activities, using its own expansions and the Lessor’s expansions, which the Lessee purchases directly from the previous lessee independent of this Lease. The areas leased in Building H030 are leased only for the storage of the goods described in more detail in Annex 8) to this Lease.

(2)

If special installations, fittings (for example floor coverings or air conditioning units) or structural amendments beyond those set out in Annex 2.1), Annex 2.2) (Additional Areas) and Annex 2.3) are required for a special use within the scope of the agreed purpose of the Lease, it is the responsibility of the Lessee to arrange for these within the framework of the existing building permit, at its own risk and expense, and to obtain any necessary further approvals. In the event of termination of the Lease, Section 14 of this Lease will apply.

The Lessor approves these installations, fittings or structural amendments within the framework of the existing building consent. However, the Lessor assumes no liability for the suitability of the provided rooms and areas for a renovation and for special use by the Lessee, and more specifically it assumes no liability for compliance with the public-law provisions applicable to the operation envisaged by the Lessee, the accident prevention regulations, the VDS [German corporate security and safety] and TÜV [German technical inspection association] guidelines and the availability of the supply, disposal and sanitary facilities required for use by the Lessee. It is up to the Lessee alone, at its own expense and risk and under its own responsibility, to provide all necessary conditions, and in particular comply with the public laws (e.g. building consent) and technical and structural requirements for the amendments to the Leased Object in the areas and spaces provided, made by the previous lessees and the Lessee and any amendment to be made by it in the future, and for the usage envisaged by the Lessee, and to meet the requirements imposed by authorities at its own expense. If installations, fittings or structural amendments require an adjustment to the building consent, these require the consent of the Lessor, which will only refuse this if there is an important reason to do so.

(3)

The Lessee commits to putting in place and maintaining the required fire protection in the Leased Object with respect to the extension already carried out or to be carried out in the future by it or by third parties, at its own expense. This also applies accordingly to all future amendments to be made in the Leased Object by the Lessee itself.

(4)	The Lease is for business purposes within the meaning of the German Value Added Tax Act.

The Lessee declares that it and any future sublessees will use the Leased Object exclusively for revenues that do not preclude input tax deduction by the Lessor (Sections 9 (2) of the German Value Added Tax Act, 27 (2) of the German Value Added Tax Act). Where requested to do so by the Lessor, the Lessee will provide it with suitable evidence of the fact that it and any future sublessees are using or have used the Leased Object exclusively for revenue that does not preclude input tax deduction by the Lessor. The Lessee warrants that it will impose on any future sublessees the obligation to use the Leased Object exclusively for revenues that do not preclude input tax deduction by the Lessor.

If the Lessee or any future sublessees generate revenues in the Leased Object that preclude input tax deduction by the Lessor contrary to the above provision, it must notify the Lessor of this immediately. In this case, it is obliged to compensate the Lessor for any proven disadvantage suffered by it as a result of the lost input tax deduction. The Lessee is obliged to produce any relevant evidence requested by the Tax Authority.

(5)	A change of use in accordance with paragraph (1) above requires the prior written consent of the Lessor, to which the Lessee has no entitlement.

(6)

Official orders and requirements and necessary approvals which are exclusively based on or required due to the general quality and/or location of the Leased Object must be fulfilled or obtained by the Lessor at its own expense, for the entire term of the Lease.

If official requirements and/or the obtaining/retention of official permits results from the Lessee’s personal or special operational circumstances or from the special circumstances of its commercial operations, the Lessee will be solely responsible for the related measures and costs.

To this extent, the Lessee must also fulfil any official orders and requirements issued in relation to the Leased Object during the term of the Lease at its own expense, even if they are directed at the Lessor. The Lessor will provide the Lessee with the necessary and reasonable support in this regard.

Section 3

Term of the Lease

(1)The Lease begins

- on 01.07.2019 for the areas described in more detail in Annex 1.1).

- for the Additional Areas, in accordance with the provision laid down in Section 1 (2) of the Lease. The date from which the Additional Areas will also be included in the Lease will be agreed by the Parties in an amendment to this Lease which complies with the written form requirement.

For all areas as a single unit, the Lease will end on 31.12.2034 (“Fixed Lease Term”) without any Party being required to give notice to terminate.

(2)

The Lessee has the right by unilateral declaration to extend the term of this Lease after expiry of the Fixed Lease Term for a period of five years on three consecutive occasions (“Option Right”) and the provisions of the Lease will continue to apply. The extension of the Fixed Lease Term by five years in each case will be hereinafter referred to as the “Extended Period”. The adjustment of the rent excluding utilities during the Extended Periods is provided for in Section 6 of this Lease. The Lessee must declare in writing to the Lessor that it is exercising its Option Right no later than 12 months before expiry of the Fixed Lease Term, and otherwise no later than 12 months before the end of an Extended Period. The date of receipt of the declaration by the Lessor will be the decisive date.

(3)Tacit extension of the Lease pursuant to Section 545 of the German Civil Code is excluded.

Section 4

Uninterrupted Possession of the Leased Object, Handover of Additional Areas, Contractual Compliance

(1)

As regards the areas described in more detail in Annex 1.1), the Lessee is already in possession of the Leased Object. The Parties confirm that the Lessee’s possession will be maintained without interruption.

(2)

As regards the Additional Areas described in more detail in Annex 1.2), the Parties agree that these areas will be handed over to the Lessee by the Lessor in accordance with the start of the Lease, either on 01.01.2024 or 01.01.2025.

(3)	The Lessee acknowledges that the Leased Object is suitable for the purpose of the Lease.

Section 5

Rent

(1)	The monthly net rent excluding utilities (graduated rent) owed by the Lessee is the net rent excluding utilities agreed in Annex 4.1) until the inclusion of the Additional Areas in the Lease.

(2)

As soon as the Additional Areas are included in the Lease pursuant to Section 1 (2), the Lessee will owe the net rent excluding utilities for all leased areas depending on the Additional Areas are included in the Lease, as agreed in Annex 4.2) (from 01.01.2024) or Annex 4.3) (from 01.01.2025).

If the Lease is extended beyond the end of the Fixed Lease Term by the exercise of the Option Right pursuant to Section 3 (2) of this Lease, the monthly rent excluding utilities will be adjusted pursuant to the provisions in Section 6 of this Lease.

(3)

With respect to the net rent excluding utilities and with respect to all operating costs pursuant to Section 7, the Lessee additionally pays value added tax at the valid rate during the performance period, i.e. currently 19%.

(4)

The monthly net rent excluding utilities, including the advance payment for operating costs pursuant to Section 7, must be paid to the Lessor, without charges and in advance, by the third working day of the relevant month at the latest, into the account at [***].

(5)	The Lessee may only set off claims against the Lessor’s payment and exercise a right of retention only if it has recognised or legally determined counterclaims.

Section 6

Rent Adjustment if Option is Exercised

Only in the event that the Lease is extended beyond 31.12.2034 (“Fixed Lease Term”) by the exercise of the option (Section 3 (2)), the following applies to the adjustment of the rent excluding utilities from 01.01.2035 onwards:

(1)

Starting on 01.01.2035, the minimum monthly rent will be adjusted automatically on 1 January of each year on a percentage basis, in accordance with the change to the Consumer Price Index for Germany (2010=100). The first adjustment will take place on 01.01.2035 based on the change in the index for the month of December 2034 compared with the month of December 2033. The following adjustments will take place accordingly with effect from 1 January, in accordance with the change in the index for the December of the previous year compared with the December of the year preceding the previous year.

(2)

If the Consumer Price Index determined by the Official Statistics Office for the Federal Republic of Germany is discontinued, not replaced by another index or changed to another benchmark index, the amended index will replace the index referred to in paragraph (1). Moreover, the Parties mutually undertake to agree a corresponding provision that comes closest in economic terms to the provisions agreed herein.

(3)

In the event of a change to the index, which leads to an adjustment of the rent pursuant to paragraph (1), the Lessor will notify the Lessee of this immediately in writing, without the notification and obligation for the Lessee to pay the adjusted rent being a prerequisite for payment. However, until the notification, no late payment interest will be owed by the Lessee or Lessor. A failure to notify or a delayed notification does not entail a waiver of the right to adjust the rent.

(4)

The Parties jointly assume that pursuant to Section 3 (1) of the German Price Clause Act of 7 September 2007, the indexation clause agreed in this Lease is admissible and no Party within the meaning of Section 2 (1) of the German Price Clause Act is inappropriately disadvantaged.

(5)

If Section 3 (1) of the German Price Clause Act is inapplicable and/or the indexation clause is inadmissible, the Parties undertake to agree an admissible provision that comes closest in economic terms to the indexation clause agreed in this Lease.

Section 7

Operating Costs

(1)

As a general rule, the Lessee bears all operating costs in addition to the net rent excluding utilities. Operating costs are costs charged to the Lessor on an ongoing basis as a result of its ownership of the property or the intended use of the Leased Object, the building (comprising Building H028 North, Building H028 South and Building H030), its facilities and installations, and the property. The operating costs to be borne by the Lessee include the operating costs pursuant to Annex 5.1) to this Lease, provided that the Lessee has not rented the Additional Areas. From the date of inclusion of the Additional Areas, Annex 5.1) will apply instead of Annex 5.2), since from this date, the Lessee will no longer be supplied with energy and media in Building H028 South by the Lessor within the framework of this Lease, and the Lessee will enter into separate energy and media supply contracts in order also to supply Building H028 South and/or include the delivery point H028 South in any existing energy and media supply contracts. The operating costs to be borne by the Lessee also include the operating costs labelled as “Basic Infrastructure Costs” and “Drainage Costs” in Annex 5.1) and Annex 5.2), charged to the Lessor on an ongoing basis as a result of the operation of the Behringwerke Site.

(2)

If public taxes are newly introduced or if the Lessor is charged new operating costs within the meaning of this Lease by fulfilling legal obligations in relation to the Leased Object arising after conclusion of the Lease, these may be allocated pursuant to this Lease and a corresponding adjustment made to the advance payment for operating costs. The adjustment of operating costs referred to in Annex 5.1) and Annex 5.2) and the creation of new operating costs, which concern neither public taxes nor the fulfilment of legal obligations in relation to the Leased Object arising after conclusion of the Lease, may only take place while taking the principle of sound financial management into account. The Lessor will inform the Lessee immediately of any adjustments to operating costs.

(3)

If the Lessor provides services within its own business operations which, if performed by third parties, would be charged as part of the operating costs pursuant to this Lease, the Lessor may issue a cost estimate for these services in an amount which corresponds to appropriate consideration, plus the value added tax applicable to these services during the period of performance insofar as applicable (e.g., where agreed, supply of energy and media at the prices applicable to the site, lift maintenance)

(4)

Unless precluded by mandatory provisions, the operating costs will be allocated according to the proportion of surface area held by the Lessee in relation to the total surface area of the building. The ratio between the Lessee’s proportion of surface area and the total surface area of Building H028 before inclusion of the Additional Areas, agreed only for the purpose of allocating the operating costs, is agreed by the Parties with binding force in Annex 3.1) to this Lease. The ratio between the Lessee’s proportion of surface area and the total surface area of Building H028 after inclusion of the Additional Areas, agreed only for the purpose of allocating the operating costs, is agreed by the Parties with binding force in Annex 3.2) to this Lease.

(5)

The areas described in more detail in Annex 1.1) and located in Building H028 North are supplied with energy and media not within the framework of this Lease, but instead on the basis of the supply contracts to be entered into by the Lessee outside of this Lease.

The areas described in more detail in Annex 1.1) and located in Building H028 South are supplied with energy and media within the framework of this Lease only until the inclusion of the Additional Areas in the Lease. From the time of inclusion of the

Additional Areas, the Lessor’s obligation under this Lease to supply the Lessee with energy and media in Building H028 South will end.

The Parties agree that the supply limit/transfer point for all energy and media supplied is the outlet of the relevant shut-off devices and/or output terminals of the Lessor’s main distributor in the central energy room. The distribution/onward transfer of energy and media in Building H028 South to the areas rented by the Lessee will be agreed between the Lessee and [***] outside of this Lease.

Until the time of inclusion of the Additional Areas in the Lease, the costs for supplying H028 South with energy and media will be billed based on consumption, as follows:

For each type of energy and media, an assessment of the total energy and media quantities supplied to Building H028 South will be drawn up based on information from the Lessor’s metering points.

[***]

[***]

According to the Lessee’s share in the relevant energy and media consumption determined in this manner, the supply costs will be allocated within the framework of the operating costs billing.

As soon as H028 South is fully rented by the Lessee, the following applies:

For each type of energy and media, an assessment for the total energy and media quantities supplied to Building H028 will be drawn up based on information from the Lessor’s metering points. The Lessee will enter into energy and media supply contracts with the Lessor or third parties in order to supply the Leased Object, if this has not been done already. If and to the extent that energy and media supply agreements are already in place between the Lessor and Lessee, these may be extended to include the delivery points in Building H028 South.

(6)	For the future, the Lessor may change the allocation criteria at its discretion in agreement with the Lessee.

(7)

The operating costs labelled as “Basic Infrastructure Costs” and “Drainage Costs” in Annex 5.1)/Annex 5.2) will be determined for the billing year pursuant to the agreement set out in Annex 5.1)/Annex 5.2), and allocated to the Lessee in accordance with the arrangements described and agreed in Annex 5.1)/Annex 5.2). The Basic Infrastructure Costs and Drainage Costs are not subject to the monthly advance payment for operating costs (Annex 5.3)); instead, they are billed for separately by the Lessor and reimbursed by the Lessee.

(8)

If there are fire alarms and fault indication systems or any other technical fittings required for the operation of the building – except for access control installations – located in areas used jointly with other lessees of Building H028, the costs of these installations will be borne by the Lessee in proportion to the spaces used exclusively by it compared with the total surface area of Building H028 (Annexes 3.1 and 3.2)). The same applies to lightning protection.

(9)

The Lessee will pay monthly advance payments for operating costs, which will be determined as follows if they are not those operating costs labelled as “Basic Infrastructure Costs” and “Drainage Costs”:

For each calendar year, the Lessor will estimate a planned amount of the operating costs, adjusted to account for the operating costs actually incurred for the previous year, and invoice the Lessee on a monthly basis for 1/12 of this amount, plus value added tax, as an advance payment for the operating costs.

(10)	Energy and media consumption will be invoiced for on a monthly basis. No advance payment has been agreed.

(11)

After expiry of the billing period (calendar year), when invoicing for operating costs, the Lessor will determine all operating costs incurred during the billing period. The Lessor will compare the operating costs actually incurred with the advance payment for operating costs paid by the Lessee and will notify the Lessee of the result when invoicing for the operating costs.

(12)

Any difference between the amount of the advance payment and the amount of the invoice in the Lessor/Lessee’s favour must be settled by the Lessor/Lessee within three (3) months after receipt of the invoice by the Lessee, plus the value added tax applicable at the time of payment.

(13)

The Lessee must notify any objections to an invoice in writing to the Lessor within three (3) months after receipt of the invoice; otherwise, any objections to the accuracy of the invoice will be excluded unless (i) the Lessee is not responsible for the delay in asserting the objections, or (ii) the Lessor did not specifically refer to the cut-off point and the consequences of its expiry in the invoice letter.

At the Lessee’s request, the Lessor will grant the Lessee access to the invoicing documents in the Lessor’s business premises during usual business hours, by prior appointment within four weeks after receipt of the invoice.

(14)

If the Lessee moves out during the invoicing period, in the event of doubt, the apportionment for the next invoice due will take place in proportion to the leasing period compared with the invoicing period.

(15)

The current advance payment amounts as at the start date of the Lease are appended to this Lease as Annex 5.3). The Parties agree that in the event of an amendment to the advance payment amounts, Annex 5.3) will not be adjusted and no new annex to the Lease will be created; instead, a simple notification of the amendment (e.g. in the form of a bill) by the Lessor will be sufficient.

(16)

The Lessor must provide the Lessee with the invoice no later than by the end of the 12th (twelfth) month after the end of the invoicing period. After expiry of this period, any subsequent claim by the Lessor is excluded, unless the Lessor is not responsible for the delay in asserting such claim.

Section 8

Operator Liability

(1)	The Lessee must create and maintain all the conditions required to operate its business at its own expense (operator liability).

Requirements of the trade inspectorate or other authorities must be fulfilled by the Lessee at its own expense, to the extent that corresponding requirements are specifically associated with the business of the Lessee or its activities in the Leased Object, even if they are directed at the Lessor. Section 2 (6) of this Lease is not affected by this.

The Lessee will conduct its business in the Leased Object in accordance with applicable laws and in accordance with the requirements of national and international authorities.

(2)	The Lessee shall hold the Lessor harmless against all claims asserted against the Lessor by third parties as a result of a breach of the operator liability requirements that apply to the Lessee.

Section 9

Warranties, Liability

(1)

The Lessee is aware that the Leased Object is located on an industrial site, and that annoyances typical of industrial sites may be caused during the term of the Lease, such as emissions from neighbouring users, works on supply lines, roads, neighbouring buildings and plots.

(2)	The strict liability of the Lessor to compensate for initial defects is excluded.

The exclusion of liability for initial defects also applies to rights and entitlements in relation to rectification of defects, deterioration, termination and rights of retention of the Lessee, unless the Lessee was not aware of the defect at the start of the Lease or it is not responsible for it and the Lessee can prove its unawareness or lack of responsibility.

(3)

If a defect occurs in the Leased Object after the start of the Lease and the Lessee, as a general rule, is entitled to warranty claims in relation to this defect, the provisions laid down by Sections 536 et seqq. of the German Civil Code will apply in accordance with this Lease.

(4)	If the Lessor delays rectifying the defect, the Lessee may rectify the defect itself and demand compensation for the expenditure incurred in this regard.

(5)

The Lessee will only be entitled to a rent reduction if the appropriate timeframe set for the Lessor by the Lessee within which to rectify defects has expired without action. Section 9 (2) of this Lease remains unaffected.

(6)

Claims for compensation by the Lessee, to the extent not excluded by this Lease, including claims arising from pre-contractual obligations and unlawful acts, can only be asserted if they are based on the intent or gross negligence of the Lessor or its vicarious agents.

(7)	All liability exclusions and limitations contained in this Lease also apply to the benefit of the organs, representatives and vicarious agents of the Lessor.

(8)	If the Lessor supplies energy and media within the framework of this Lease that are to be invoiced as operating costs, the following liability provision will apply regardless of the item supplied:

[***]

If the causes of an interruption or erratic supply are due to the electricity supply network operated by the Lessor as the operator of the electricity supply network for the Behringwerke Site, the Lessor is liable vis-à-vis the Lessee in accordance with Section 18 of the German Network Connection Ordinance.

Section 10

Maintenance, Cosmetic Repairs,

Structural and Technical Amendments

(1)

The allocation of obligations set out below is based on the circumstance that the Lessee is entitled to organise the internal fittings in the Leased Object at its own risk to the greatest extent in accordance with its operational requirements, and to take over the fixtures and conversions of the previous lessees under its own responsibility. The allocation of obligations was also taken into consideration when calculating the rent excluding utilities.

The Lessor is only responsible for the maintenance, repair, upkeep, and inspection (hereinafter referred to as “Maintenance”) of the Leased Object within the defined limits pursuant to Section 1 of the Lease, namely the building envelope and the load-carrying components (“Roof and Structures”), and the installations, facilities, and fittings of the Leased Object described in more detail in Annex 2.1), Annex 2.2) (Additional Areas), and Annex 2.3), as well as for maintaining and repairing the circulation and ancillary use areas not included in the Lease (marked in “grey” in Annex 1.1), Annex 1.2), and Annex 1.3)) and any other communal technical installations, facilities and areas. This does not affect the exclusion of liability for initial defects pursuant to Section 9 of this Lease. Major maintenance and repair measures to be taken by the Lessor, i.e. such measures that may significantly affect the operations of the Lessee, will be agreed in good time with the Lessee beforehand. Prior agreement will not be required in the event of imminent danger.

Except in relation to the house connection, there is no obligation to maintain energy and media distribution infrastructure located within the building, as this infrastructure is not owned by the Lessor and does not form part of the Leased Object.

At its own expense, the Lessee is responsible for the maintenance, repair, upkeep and inspection of the facilities, installations, and fittings within Building H028, to the extent that these are not listed in Annex 2.1), 2.2), and 2.3) as part of the Leased Object but are located in the areas provided to the Lessee/in the spaces used by the Lessee. The Lessee is more specifically responsible for the maintenance, repair, upkeep and inspection of the fixtures and conversions carried out by the previous lessees and by the Lessee itself at its own expense. All works to maintain the operational readiness and operational safety of these facilities, installations, and fittings that are required by law and/or necessary according to the manufacturer’s instructions are the responsibility of the Lessee and must be carried out at its own expense.

Cosmetic repairs (e.g. replacing the wallpaper, paint and cleaning the carpets) in the Leased Object are the responsibility of the Lessee.

(2)

The Lessor is responsible for maintaining an appropriate physical appearance of the façade of the Leased Object. The Lessor will carry out modernisation work on the façade of Building H028, as described in Annex 9) to this Lease.

(3)

The Lessee is authorised to carry out structural or technical amendments to the Leased Object with the prior consent of the Lessor, to the extent not already acknowledged in Section 2 (2). For the Lessor to provide its consent, questions on the effects of the planned measures in terms of planning permission (including statics, fire protection, construction physics) and significance in terms of site development (including effects on the neighbourhood, environment and infrastructure) must be answered and a realistic assessment of the operational significance of the measures must be obtained. A joint approach is required in this regard.

If the Lessor approves structural and/or technical amendments, before the measures are implemented, by means of follow-up management, the type and extent of the amendments must be documented in a manner that complies with the written form requirement, as well as – where agreed – a waiver by the Lessor of the right to demand, at the end of the Lease, restoration by the Lessee of the condition of the Leased Object prior to the structural and/or technical amendment and the obligation to maintain it.

(4)

In accordance with the areas key agreed pursuant to Annex 3.1) and 3.2), the Lessee will bear the costs of the adaptation of the technical building equipment of Building H028 by the Lessor, if and to the extent that adaptation is necessary, in order to allow simultaneous use of the building by the Lessee and other companies based in the building, regardless of which part of Building H028 the adaptation is carried out in.

Section 11

Company Sign

(1)

Taking the conditions on site into account, after agreement with the Lessor, the Lessee may affix its own company signs at its own expense only to the buildings or parts of buildings for which it has sole use. These costs will be at its own expense. If official permits are required for the affixing of these signs, the Lessee will obtain these and bear the associated costs.

The Lessee is responsible for fulfilling the public safety obligation for signs affixed by it.

(2)

(Hanging) internal communication and information boxes or boards installed outside of the areas for which the Lessee has sole use are subject to agreement between the Lessee and Lessor depending on the type of design, size and installation site.

(3)

If it is necessary to remove company signs pursuant to paragraphs (1) or (2) for works at the site or on the Leased Object, the Lessee will bear the costs of the removal, storage and reinstallation, including the resulting repairs to the facility required. At the end of the Lease, the Lessee must remove the company sign at its own expense and rectify any damage caused by the affixing, operation and removal.

(4)	If the Lessor installs standardised company signs, the Lessee may participate in the costs for affixing and maintaining these installations on a proportionate basis.

Section 12

Technical Building Services, Supply and Disposal

(1)

The Lessor is responsible for ensuring the proper technical connection of the Leased Object to the currently existing supply and disposal systems at the site. Except as provided for in Section 7 (5) concerning the supply of H028 South, the Lessee will be responsible for the supply of the Leased Object with the energy and media required for its use at its own expense by entering into separate energy supply contracts with the Lessor or third parties. The Lessee will be responsible for sufficiently heating the Leased Object using the air conditioning installations installed by it in the Leased Object for the purposes of production. Irrespective of their invoicing as operating costs or their supply within the framework of energy supply agreements, the delivery of energy and media takes place from the output terminal of the main distributor and from the first shut-off valve in the central energy room.

The Lease does not cover the infrastructure required for the onward transfer of energy and media in the building, such as electricity and water supply lines and these are not, therefore, included in Annex 2.1), Annex 2.2), and Annex 2.3).

This infrastructure is in the possession of [***] and the Lessee will agree with [***] on the usage and – if it rents all floors of Building H028 - transfer of this infrastructure outside the scope of this Lease. If this is not successful or if the infrastructure is not made available, this circumstance does not entitle the Lessee to terminate this Lease.

(2)

The Lessee will use the supply and disposal lines, e.g. for electricity, gas, nitrogen, compressed air, and water/wastewater only to the extent that no overload is caused. Any additional needs can be covered by the Lessee by extending the lines and necessary technical installations at its own expense after obtaining the Lessor’s prior written consent, which may only be refused for an important reason.

(3)

If it is necessary to convert devices or equipment, equipment parts and auxiliary equipment belonging to the Lessee because of a legally required change to the way energy is obtained, the costs of converting these devices or equipment, equipment parts and auxiliary equipment will be borne by the Lessee. Any claims for compensation by the Lessee and entitlements to rent reduction are excluded in this case.

Section 13

Insurance Policies

(1)

As at the handover date, the Lessor holds all risks property insurance, including building fire cover, as well as business liability insurance with a minimum coverage amount of EUR 10 million. The costs of these insurance policies are included (proportionately where necessary) in the operating costs pursuant to Section 7 of this Lease.

(2)

From the commencement of the Lease, the Lessee is obliged to take out a liability insurance policy which provides cover for rental damage with a minimum coverage amount of EUR 10 million, as well as all insurance policies necessary for the operations pursuant to Section 2 of this Lease. Comprehensive insurance coverage or policies that provide for an excess to be paid by the Lessee fulfil this requirement.

In the event of an increase to the previously insured risk, the Lessee must extend its insurance coverage without being requested to do so. The same applies to the Lessor’s insurance obligation under paragraph (1).

(3)

All insurance coverage must be maintained throughout the entire term of the Lease, either by continuing the relevant insurance policy or by taking out new comparable insurance policies. The determining factor is whether insurance coverage exists throughout the entire term of the Lease.

(4)

At the request of the other Party, each Party must produce certificates for the insurance policies to be taken out by it, which also state the amount of the excess and, when requested to do so at any time, provide evidence of payment of the premium where required.

(5)

Each Party undertakes to notify the other Party immediately if it becomes aware of missing or insufficient general or special insurance protection. This applies in particular in circumstances whereby the risk may be changed or increased, particularly where installations, structural amendments or changes of use take place.

(6)	The Lessee will notify the insurer and the Lessor immediately of any damage event and ensure that, to the extent possible and reasonable, no changes are made to the damage site before the insurer’s inspection. Nevertheless, the Parties are obliged to take any measures required in order to reduce the damage or reduce consequential damage. The Parties will take these measures in agreement with each other and with the relevant insurer.

Section 14

End of the Lease, Handover Obligation,

Restoration to the original condition

(1)

At the end of the Lease, the Lessee must return the Leased Object in accordance with the provisions of this Lease, swept clean and free from materials which may cause danger, significant disadvantages or significant pollution for individuals or the general public within the meaning of Section 3 of the German Federal Emissions Act (hereinafter referred to as “Contamination”), unless the Contamination was not caused by the Lessee or by previous lessees.

(2)

If there is Contamination in the Leased Object or in the parts of the building made available for use free of charge, the Lessee must also indemnify the Lessor fully during the term of the Lease if claims are made against the Lessor for investigations, decontamination or any other measures in relation to the Contamination, and it must also indemnify the Lessor against any claims from third parties in connection with such Contamination, unless the relevant Contamination was caused before 01.01.2005.

(3)	The Lessee is obliged to do the following at the end of the Lease:
—

have all facilities, installations, and fittings (even those installed in the Leased Object by previous lessees) located in Building H028 (including H030) in the areas used by the Lessee/in the spaces used by the Lessee professionally removed at its own expense, unless these are identified in Annex 2.1), Annex 2.2), and Annex 2.3) to the Lease as part of the Leased Object, including their connections to the Leased Object;

—	remove its movable fixtures at its own expense;
—

have all structural and technical amendments to the Leased Object (also to the extent carried out by previous lessees) professionally removed at its own expense and restore the structural and technical condition of the Leased Object identified in Annexes 1.1), 1.2), and 1.3) and in Annex 2.1), Annex 2.2), and Annex 2.3).

unless the Lessor has waived this obligation in writing in an amendment to this Lease.

(4)

If the Lessee does not fulfil its obligation to return the Leased Object pursuant to Section 14 of this Lease within the requisite period, then for each day of the delayed handover, it must pay the Lessor 1/30 of the most recently paid monthly advance payment for operating costs, plus the value added tax applicable at the time of payment.

The Lessor’s right to claim for compensation due to additional damage is not excluded.

(5)	The Parties will draw up a written handover report concerning the return of the Leased Object.

Section 15

Force majeure

If and to the extent that a Party is prevented from fulfilling its contractual obligations due to force majeure, it will be released from such obligations. It will notify the other Party immediately of the circumstances of the force majeure and make efforts to remedy these circumstances. If necessary and possible, the Parties will agree on the required adaptive measures.

Section 16

Confidentiality

(1)

The Parties mutually undertake to maintain confidentiality in relation to all information that they obtain in relation to the conclusion of this Lease and its performance, including all economic framework conditions and the provisions laid down in this Lease, as well as any business and operational secrets that may become known. This means that the relevant information must not be disclosed to third parties without prior written consent of the other Party.

Excluded from this is the disclosure of information to third parties appointed by a Party for the implementation of the Lease, however only to the extent strictly necessary for the implementation of the Lease.

However, it is a requirement that such third parties (e.g. lawyers, tax advisors, brokers, experts, tradesmen, group companies, etc.) either are subject to professional secrecy obligations or are required in turn to maintain confidentiality.

The foregoing confidentiality obligation applies for a period of up to ten (10) years after the end of the Lease.

(2)

Excluded from the confidentiality obligation under paragraph (1) is information which the Parties have obtained prior to conclusion of the Lease and independent of the implementation of the Lease, and information that can be obtained by one of the Parties from generally accessible sources, without either Party having caused such information to be accessible through a breach of the confidentiality obligation.

The confidentiality obligation does not apply if one of the Parties discloses the necessary information as a result of a legal or official order or in legal proceedings to safeguard its legitimate interests.

Section 17

Guarantees

(1)

Within 14 days after the signing of this Lease, in order to guarantee all claims of the Lessor against the Lessee under this Lease, the Lessee will provide a guarantee that is directly enforceable on first request, issued by a German bank or public savings bank [Sparkasse] in accordance with the appended template (Annex 6), for an amount equal to three times the monthly rent excluding utilities at the start of the Lease, plus the advance payment for operating costs at the start of the Lease, plus value added tax.

(2)

If the Lessee does not provide a rental guarantee in the due and proper form within the agreed timeframe and after a deadline extension has been granted, the Lessor is authorised to extraordinarily terminate the Lease without notice.

(3)

Six months after the end of the Lease, the Lessor will return the guarantee to the Lessee if and to the extent that the Lessor does not assert against the Lessee or the guarantor any claims arising from the Lease and secured by the guarantee.

Section 18

Subletting, Transfer of Use

(1)

The Lessee may only transfer the use of the Leased Object to a third party and/or sublet it with the consent of the Lessor. The Lessor is obliged to permit a transfer of use to third parties if the third party is not a competitor of the Lessor and there is no other important reason for refusing permission.

Section 19

Consideration, Averting Dangers

(1)

The Parties agree that the foregoing provisions are only viable if they act considerately at the request of the other Party, taking into account other companies operating on the site and more specifically, undertake to seek amicable solutions to issues that cannot be foreseen and are not contractually provided for in detail.

(2)

This applies in particular to measures implemented by the Parties in accordance with the provisions laid down in this Lease under their own responsibility and at their own expense, and for official and other orders, which can only be complied with by mutual agreement.

(3)

In the event of imminent danger, the Lessee must comply with the instructions from the site security and fire services. It will also impose this obligation on its staff and on third parties appointed by it.

(4)

The attachment, placement or storage of items of any kind (boxes, goods, etc.) outside of the Leased Object, particularly on the shared traffic routes, is only permitted in the designated storage/parking areas.

(5)

The Lessee will receive a copy of the parking rules (Annex 7) and ensure that its employees and visitors comply with the parking rules and support the Lessor as far as possible in enforcing the parking rules.

Section 20

Entire Agreement, Written Form

(1)

This Lease contains all agreements made between the Parties. There are no additional agreements, ancillary agreements, or undertakings. If, contrary to the previous sentence, additional agreements, ancillary agreements, or undertakings do exist, these are hereby rescinded.

(2)

Amendments and supplements to this agreement and its annexes, and all declarations of intent under this Lease, must be made in writing in order to be valid. This also applies in the event of an amendment to this written form clause.

(3)

The Parties undertake not to terminate this Lease early by invoking any non-compliance with the written form requirement. This applies not only to the conclusion of this Lease, but also to any addenda, amendments or supplements hereto. If the written form requirement is not complied with for amendments and supplements, the Parties further undertake to rectify this immediately.

(4)	The Lease is drawn up in two counterparts; each Party receives one copy thereof.

Section 21

Entry to the Leased Object, Public Safety Obligation, Annexes,

Partial Invalidity, Place of Jurisdiction, Competition Clause

(1)

The Lessor, its representatives, experts, and interested parties may enter the Leased Object after providing sufficient notice and during business hours in order to check its condition for re-letting or sale purposes or for another important reason, subject to agreement and taking the legitimate interests of the Lessee into consideration.

If regulatory requirements apply to parts of the Leased Object (for example GMP rules), entry by the Lessor is only authorised if these requirements are complied with. The Lessee will provide the Lessor with comprehensive information on the rules to be complied with and the necessary measures in good time.

In the event of imminent danger, they must be granted access at any time of day or night. In this case, in the event of absence, the Lessee must provide the corresponding access options or leave keys in an accessible place known to the Lessor.

If required, the Lessor and its appointed parties are also authorised to enter the Leased Object at any time of day or night in agreement with the Lessee (the agreement must be documented for example by providing a corresponding access authorisation card) in order to access energy rooms, communications hubs, main and single-floor distribution boards for telephones, main and single-floor fire alarm distribution boards, battery facilities and electroacoustic installations, as well as any other premises used to supply the Leased Object.

When entering the Leased Object, the Lessor must give the necessary and requested consideration to the Lessee’s operations.

(2)

The Lessee is subject to the public safety obligation within the leased areas and technical areas used by it alone, to the extent that these are indeed used by the Lessee alone. If technical areas are used by both the Lessee and Lessor (Section 1 (3) of the Lease), both parties are equally bound by the public safety obligation and are jointly and severally liable vis-à-vis third parties in the event of a breach of the public safety obligation.

(3)	All annexes constitute a component of this Lease.

(4)

On the date on which it comes into force, this Lease replaces all existing oral and/or written ancillary agreements between the parties concerning the leasing of areas and spaces in Building H028, therefore also the Lease concerning H028 North of 25.06.2016, together with its amendments.

(5)	This Lease is independent of further leases entered into between the contractual parties.

(6)	The laws of the Federal Republic of Germany apply to this Lease and the tenancy provided for therein. If any translations of the Lease are created, the German version will prevail.

(7)	In relation to any disputes resulting from this Lease, the courts of Marburg will have jurisdiction, as far as legally permitted.

(8)

If a provision of this agreement or a future new provision is fully or partially ineffective or unenforceable, or loses its validity or enforceability at a later date, or if a loophole is discovered in this agreement, this will not affect the validity of the other provisions. To replace the ineffective or unenforceable provisions or to close the loophole, an appropriate provision will be agreed on in the proper form, which, as far as legally permissible, comes closest to what the Parties intended when entering into the Lease, or to what they would have wanted  in accordance with the purpose of the agreement if they had considered the matter.

(9)	There is no competition clause.

(10)	The following are annexes to this agreement:

Annex 1.1)	Plans for the Leased Object, (H028 North, H030 and H028 South without Additional Areas, i.e. only floors 1 - 2)
Annex 1.2)	Plans for the Leased Object (only Additional Areas, i.e. only H028 South, floors 1 - 2)
Annex 1.3)	Plans for the Leased Object after leasing of the Additional Areas (H028 North, H030 and H028 South including Additional Areas)
Annex 1.4)	Site plan
Annex 2.1)	List of installations, facilities, and fittings for the Leased Premises (H028 North, H030, and H028 South without Additional Areas, i.e. without floors 1 - 2)
Annex 2.2)	List of installations, facilities, and fittings for the Leased Premises (only Additional Areas, i.e. only H028 South, floors 1 - 2)
Annex 2.3)	List of installations, facilities, and fittings for the Leased Premises (H028 North, H030, H028 South, floors 1 - 6)
Annex 3.1)	Lessee’s share of the total area for the building, without Additional Areas
Annex 3.2)	Lessee’s share of the total area for the building, with Additional Areas
Annex 4.1)	Net rent excluding utilities, without Additional Areas, from 01.01.2020
Annex 4.2)	Net rent excluding utilities, with Additional Areas, from 01.01.2024
Annex 4.3)	Net rent excluding utilities, with Additional Areas, from 01.01.2025
Annex 5.1)	Services covered by operating expenses H028 North, H028 South (without floors 1-2 H028 South), and H030, i.e. including energy and media supply
Annex 5.2)	Services covered by operating expenses H028 North, H028 South (with floors 1-2 H028 South), and H030, i.e. without energy and media supply
Annex 5.3)	Initial advance payment for operating expenses
Annex 6)	Rental guarantee template
Annex 7)	General entrance and parking rules for the Behringwerke Site
Annex 8)	List of the goods only to be stored in Building H030
Annex 9)	Description of the façade renovation

Marburg, 25.07.19	Marburg, 25.07.2019

Pharmaserv GmbH	Novartis Manufacturing GmbH

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.1)
to the Lease concerning areas and spaces in buildings H028 and H030 between Pharmaserv GmbH
and Novartis Manufacturing GmbH

As of: 26.06.2019

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.1)
[***]

As of: 26.06.2019

Appendix 1.2)
[***]

As of: 26.06.2019

Appendix 1.2)
[***]

As of: 26.06.2019

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.3)
[***]

Appendix 1.4

[***]

BILINGUAL KEY
DE	EN
Anlage 1.4) zum Mietvertrag über Flächen und Räume in Gebaüde H028 zwischen Pharmaserv GmbH und Novartis Manufacturing GmbH	Appendix 1.4) to the lease concerning areas and spaces in building H028 between Pharmaserv GmbH and Novartis Manufacturing GmbH
Gebaüde H034	Building H034
Gebaüde H030	Building H030
Gebaüde H033	Building H033
Lageplan	Site plan
Abstellfläche für Abfallcontainer H028 Nord	Storage area for waste container(s) H028 north
H028 Nord	H028 north
Gebaüde H028 gesamt	Building H028 entire
H028 Süd	H028 south
Abstellfläche für Abfallcontainer H028 Süd	Storage area for waste container(s) H028 south
Gebaüde H021	Building H021
Stand: 26.06.2019	As of: 26.06.2019
Seite 1 von 1	Page 1 of 1

Appendix 2.1

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (North)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
[***]
[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (North)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]

[***]
	[***]	[***]
[***]	[***]

[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]

[***]

[***]

[***]

[***]

[***]
	[***]	[***]
[***]
	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]	[***]
	[***]	[***]
[***]
	[***]	[***]

Pharmaserv GmbH	As at: 26/06/2019
SOM-FAC-REM-KIM	Page 12 of 5

Appendix 2.1

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, (H030)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]

[***]	[***]

[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]		[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]	[***]

Pharmaserv GmbH	As at: 26/06/2019
SOM-FAC-REM-KIM	Page 13 of 5

Appendix 2.1

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 3-6)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 3-6)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]

[***]
	[***]	[***]
[***]	[***]

[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]

[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]	[***]
	[***]	[***]		[***]

Pharmaserv GmbH	As at: 26/06/2019
SOM-FAC-REM-KIM	Page 14 of 5

Appendix 2.2

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 1-2)

Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]

[***]
	[***]	[***]
[***]	[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 15 of 2

Appendix 2.2

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 1-2)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]	[***]
	[***]	[***]		[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 16 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (North)

Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
[***]
[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 17 of 5

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (North)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]

[***]
	[***]	[***]
[***]	[***]

[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]

[***]

[***]

[***]

[***]

[***]
	[***]	[***]
[***]
	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]	[***]
	[***]	[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 18 of 5

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, (H030)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]

[***]	[***]

[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]			[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]	[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 19 of 5

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 1-6)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]
[***]	[***]
[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]
[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]
[***]

[***]
	[***]	[***]
[***]	[***]
List of Fixtures, Equipment and Fittings of the Leased Property, Building H028 (South, levels 1-6)
Category	Leased Object (Fixtures, Equipment and Fittings)	Notes	Technical Identification of the Equipment No entry – for all parts of the equipment Entry – only for the part of equipment stated	Room Location of the fixture/equipment	Performance data / properties

[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]

[***]	[***]
	[***]	[***]		[***]

Pharmaserv GmbHAs at: 26/06/2019

SOM-FAC-REM-KIMPage 20 of 5

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 3.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Proportion of the total area allocated to the Lessee H030 Building

1. The total area of the H030 Building is	13,217.08 m2

2. The proportion of the total area of the H028 Building (H028 North entire building and H028 South 3rd - 6th floors) allocated to the Lessee is	10,267.65 m2

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 21 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 3.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Proportion of the total area allocated to the Lessee H030 Building

1. The total area of the H030 Building is	86.54 m2

2. The proportion of the total area of the H030 Building allocated to the Lessee is	86.54 m2

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 22 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 3.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Proportion of the total area allocated to the Lessee H028 Building

1. The total area of the H028 Building is	13,217.08 m2

2. The proportion of the total area of the H028 Building (H028 North entire building and H028 South entire building) allocated to the Lessee is	13,217.08 m2

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 3.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Proportion of the total area allocated to the Lessee H030 Building

1. The total area of the H030 Building is	86.54 m2

2. The proportion of the total area of the H030 Building allocated to the Lessee is	86.54 m2

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net H028 Building excluding additional space with effect from 01.07.2019 (H028 North, H028 South 3rd – 6th Floors)

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net H030 Building with effect from 01.07.2019

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net

H028 Building excluding additional space with effect from 01.01.2024

(H028 North, H028 South 3rd – 6th Floors, entire H028 South with effect from 01.01.2024)

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net H030 Building with effect from 01.07.2019

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.3)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net

H028 Building excluding additional space with effect from 01.01.2025

(H028 North, H028 South 3rd – 6th Floors, entire H028 South with effect from 01.01.2025)

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 4.3)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Basic rent (graduated rent) euros/month net H030 Building with effect from 01.07.2019

Lease period	Euros/month

01.07.2019 – 31.12.2019	€ [***]
01.01.2020 - 31.12.2020	€ [***]
01.01.2021 - 31.12.2021	€ [***]
01.01.2022 - 31.12.2022	€ [***]
01.01.2023 - 31.12.2023	€ [***]
01.01.2024 – 31.12.2024	€ [***]
01.01.2025 - 31.12.2025	€ [***]
01.01.2026 - 31.12.2026	€ [***]
01.01.2027 - 31.12.2027	€ [***]
01.01.2028 - 31.12.2028	€ [***]
01.01.2029 -31.12.2029	€ [***]
01.01.2030 - 31.12.2030	€ [***]
01.01.2031 - 31.12.2031	€ [***]
01.01.2032 - 31.12.2032	€ [***]
01.01.2033 - 31.12.2033	€ [***]
01.01.2034 - 31.12.2034	€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5	[***]
6.	[***]
7.	[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

8.	[***]	[***]
9.	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 3 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.1)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

10.	[***]
[***]
11.	[***]
12.	[***]
13.	[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 4 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

5.5	[***]
5.6	[***]
[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.2)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Service charges as defined in Article 7 of the Lease are	Notes

6.	[***]
[***]
7.	[***]
8.	[***]
9.	[***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 3 of 4

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.3)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Advance payment of service charges euros/month net H028 Building

€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 5.3)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Advance payment of service charges euros/month net H030 Building

€ [***]

Pharmaserv GmbH	As at: 26.06.2019
SOM-FAC-REM-KIM	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 6)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Standard

Rent guarantee

Novartis Manufacturing GmbH

Emil-von-Behring-Strasse 76

35041 Marburg

- hereinafter called “Lessee” -

and

Pharmaserv GmbH

Emil-von-Behring-Strasse 76

35041 Marburg

- hereinafter called “Lessor” –

concluded on ___________ a Lease for Commercial Premises on the site in Emil-von-Behring-Strasse 76 in 35041 Marburg (leased premises: space and premises in the H028 Building). The provision of a guarantee by the Lessee from a bank approved for business transactions in the EU had been agreed to ensure the performance of the contractual obligations of the Lessee.

With this proviso, we

_______________ [Bank],

herewith assume with regard to the Lessor, including its successors (hereinafter Beneficiary in each case) all existing and future claims, including conditional and/or limited claims, which the Beneficiary has or will have against the Lessee under or in connection with the aforementioned Lease (including claims for damages for breach of duty, non-performance or in lieu of performance,

FOR-KIM-0026-06	Page 1 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

claims in respect of delay or unjust enrichment), with the unconditional, unlimited and irrevocable guarantee up to an amount that corresponds to three times the applicable monthly rent inclusive of service charges plus value added tax (“maximum amount”). The aforementioned basis of calculation currently establishes a maximum amount of

€ [***]

(in words:

[***]).

The assumption of claims entails waiving the pleas of contestability and set-off, unless the counterclaim for set-off made by the Lessee is either undisputed or expressly acknowledged or legally binding, and waiving the plea that the creditor first proceeds against the debtor (Section 771 German Civil Code). This guarantee applies regardless of any other guarantees and other collateral, which are provided by a third party as additional security for claims by the Beneficiary. The creation of a collective guarantee (joint and several liability) pursuant to Section 769 German Code is thus excluded.

We will make a payment to the Beneficiary on receipt of the first written request from the Beneficiary and may only be called upon to make payment of money. The guarantee expires when this document is returned to us by the Beneficiary.

The laws of the Federal Republic of Germany shall apply to this guarantee. If this guarantee is translated, the German version shall prevail. The courts in Marburg shall have exclusive jurisdiction to hear any legal disputes that may arise out of this guarantee.

______________, on _________________

______________________________

FOR-KIM-0026-06	Page 2 of 2

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 7)

[***]

Page 2 of 10	Parking Regulations_Site_Behringwerke_2017.docx

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

[***]

Page 3 of 10	Parking Regulations_Site_Behringwerke_2017.docx

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

[***]

Page 4 of 10	Parking Regulations_Site_Behringwerke_2017.docx

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 8)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Inventory H030 Building

Material	Substances
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Pharmaserv GmbH	As at: 26.06.2019
SO-FAC-REM-KIM	Page 5 of 6

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 9)

to the Lease of Space and Premises in the H028 and H030 Buildings

between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Scheduled works on the leased premises excluding the H030 Building

Objectives

[***]

Pharmaserv GmbH	As at: 26.06.2019
SO-FAC-REM-KIM	Page 1 of 6

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 9)

[***]

[***]

Pharmaserv GmbH	As at: 26.06.2019
SO-FAC-REM-KIM	Page 2 of 6

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 9)

[***]

[***]

[***]

Pharmaserv GmbH	As at: 26.06.2019
SO-FAC-REM-KIM	Page 3 of 6

Appendix 2.3

to the Lease for areas and rooms in the buildings H028 and H030 between Pharmaserv GmbH

and Novartis Manufacturing GmbH

Annex 9)

[***]

Pharmaserv GmbH	As at: 26.06.2019
SO-FAC-REM-KIM	Page 4 of 6